LORD ABBETT MUNICIPAL INCOME FUND

Lord Abbett California Tax Free Fund

Supplement dated June 22, 2012 to the

Summary Prospectus dated February 1, 2012

Effective July 1, 2012, the following will replace the subsection titled “Management – Portfolio Managers” on page 9 of the summary prospectus:

Portfolio Managers. The portfolio managers jointly and primarily responsible for the day-to-day management of the Fund are:

Portfolio Manager/Title	Member of the Investment Management Team Since
Daniel S. Solender, Partner and Director	2006
Paul A. Langlois, Portfolio Manager	2012

Please retain this document for your future reference.